General	12 Months Ended
Dec. 31, 2024
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	PolyPid Ltd. (the “Company”) was incorporated under the laws of Israel and commenced operations on February 28, 2008. The Company is a Phase 3 biopharmaceutical company focused on developing targeted, locally administered, and prolonged-release therapeutics using its proprietary PLEX (Polymer-Lipid Encapsulation matriX) technology. The Company’s product candidates are designed to address unmet medical needs by delivering active pharmaceutical ingredients locally at predetermined release rates and durations over extended periods ranging from days to several months. The Company is initially focused on the development of its lead product candidate, D-PLEX100, which incorporates an antibiotic for the prevention of surgical site infection in bone and soft tissue. Through December 31, 2024, the Company has been primarily engaged in research and development.

The Company’s wholly owned subsidiaries include a subsidiary in the United States of America (the “US Subsidiary”) and a subsidiary in Romania. The US Subsidiary’s operation focuses on marketing and business development of the Company’s operation in the United States of America.

b.	On September 18, 2023, the Company’s board of directors approved 1-for-30 reverse share split. No fractional shares were issued, and no cash or other consideration was paid as a result of the reverse share split. Instead, the Company issued one additional whole share of the post-reverse share split Ordinary share to any shareholder who otherwise would have received a fractional share as a result of the reverse share split. The amount of authorized Ordinary shares was not affected. All issued and outstanding share and per share amounts included in the accompanying consolidated financial statements have been adjusted to reflect this reverse share split for all periods presented.

c.	The Company’s activities since inception have consisted of performing research and development activities. Successful completion of the Company’s development programs and, ultimately, the attainment of profitable operations is dependent on future events, including, among other things, its ability to secure financing; obtain marketing approval from regulatory authorities; access potential markets; build a sustainable customer base; attract, retain and motivate qualified personnel; and develop strategic alliances. The Company’s operations are funded by its shareholders and research and development grants and the Company intends to seek further private or public financing as well as make applications for further research and development grants for continuing its operations.

Although management believes that the Company will be able to successfully fund its operations, there can be no assurance that the Company will be able to do so or that the Company will ever operate profitably.

In September 2022, the Company announced top-line results from the Surgical site Hospital acquired Infection prEvention with Local D-PLEX100 (“SHIELD”) I Phase 3 trial. SHIELD I did not achieve its primary endpoint of reduction in Surgical Site Infections (“SSIs”), re-interventions due to SSIs and mortality: in the Intent to Treat (“ITT”) population, the local administration of D-PLEX100 and standard of care (“SoC”), (n=485) resulted in a decrease in the primary endpoint of 23 percent compared to SoC alone (n=489) (p=0.1520).

That said, in a pre-specified subgroup ITT analysis requested by the United States (“U.S.”) Food and Drug Administration (“FDA”) of a total of 423 subjects with large incisions (>20 centimeters), the local administration of D-PLEX100 resulted in a significant reduction of 54 percent in the primary endpoint, compared to SoC alone (p=0.0032). Within the first 30 days post-surgery, SSIs decreased from 9.7% in the SoC treatment arm (n=211), as compared to 4.4% in the D-PLEX100 treatment arm (n=212).

In November 2022, the Company provided the FDA with available data from the SHIELD I study as part of a Type D meeting request. Following positive Type D meeting communication with the FDA, which took place in January 2023, on the SHIELD I Phase 3 data, the Company now has a clear regulatory pathway towards a potential new drug application (“NDA”) submission. Based on the data, particularly the 54% reduction observed in the primary endpoint in complex surgeries in a pre-specified subgroup analysis of patients with large open incisions (p=0.0032, n=423) compared to SoC, the FDA acknowledged that the SHIELD I results may provide supportive evidence on this population and recommended that the Company conduct an additional study to support a potential NDA submission. The FDA stated that the ongoing SHIELD II study could potentially serve as such a study. The FDA also recognized that D-PLEX100’s proposed indication is for the prevention of infection and has the potential for wide use.

The Company resumed recruitment into the SHIELD II trial in June 2023. Unblinded interim analysis was conducted once the first 430 patients completed their 30-day follow-up. In December 2024, the Company announced that following the independent Data Safety Monitoring Board’s (“DSMB”) review of unblinded efficacy data from the first 430 enrolled patients, the DSMB’s recommendation was to conclude the study upon enrollment of 800 patients, which is the lowest sample size reassessment stop after the minimum planned number of 624 patients.

The Company expects to continue to incur substantial losses over the next several years during its clinical development phase. To fully execute its business plan, the Company will need to complete phase 3 clinical studies and certain development activities as well as manufacture the required clinical and commercial production batches in the pilot manufacturing plant. Further, the Company’s product candidates will require regulatory approval prior to commercialization and the Company will need to establish sales, marketing and logistic infrastructures. These activities may span many years and require substantial expenditures to complete and may ultimately be unsuccessful. Any delays in completing these activities could adversely impact the Company.

As of December 31, 2024, the Company had cash and cash equivalents in the total amount of $15,641. During the year ended December 31, 2024, the Company incurred a net loss of $29,022 and had negative cash flows from operating activities of $21,963. In addition, the Company had an accumulated deficit of $267,331 at December 31, 2024.

The Company’s future operations are highly dependent on a combination of factors, including (i) completion of all required clinical studies; (ii) the success of its research and development activities; (iii) manufacture of all required clinical and commercial production batches; (iv) marketing approval by the relevant regulatory authorities; and (v) market acceptance of the Company’s product candidates. There can be no assurance that the Company will succeed in achieving the clinical, scientific and commercial milestones as detailed above.

Based on the abovementioned, as of the approval date of these consolidated financial statements, the Company has not raised the necessary funding in order to continue its activity for a period of at least one year after the date of the filing of this annual report on Form 20-F. The Company believes that the current cash balance will be sufficient to fund operations into the third quarter of 2025. Therefore, these factors raise a substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments to the carrying amounts and classifications of assets and liabilities that might result should the Company be unable to continue as a going concern.